                        AMERICAN INDEPENDENCE FUNDS TRUST

                                 THE STOCK FUND

                        SUPPLEMENT DATED OCTOBER 10, 2000
                        TO PROSPECTUS DATED MARCH 1, 2000

The following information supplements the information contained under the section "Fund Management- Sub-Advisers" of the Prospectus:

         On September 25, 2000, Old Mutual plc acquired United Asset Management Corporation, the parent company of Barrow Hanley, Mewhinney & Strauss, Inc. ("Barrow Hanley"), a sub-adviser of the Stock Fund. As a result , Barrow Hanley became an indirect subsidiary of Old Mutual plc. The change in control of Barrow Hanley constituted an assignment of, and automatically terminated, the Sub-Advisory Agreement in previous effect between AMR Investment Services, Inc. ("AMR") and Barrow Hanley under applicable federal law.

         On October 10, 2000, the Board of Trustees of American Independence Funds Trust approved on behalf of the Fund, a new sub-advisory agreement (the "New Sub-Advisory Agreement") and an interim sub-advisory agreement (the "Interim Agreement") between AMR and Barrow Hanley. Barrow Hanley has continued to provide investment sub-advisory services to the Fund under the Interim Agreement. The Interim Agreement will terminate on the earlier of February 21, 2001 or the approval of the New Sub-Advisory Agreement by the Fund's shareholders.

         Shareholders of the Stock Fund will be asked to approve the New Sub-Advisory Agreement at the Shareholders Meeting scheduled to be held on or about November 15, 2000. Shareholders as of the record date, October 16, 2000 will be entitled to vote at the meeting. Proxy materials covering the proposal to approve the New Sub-Advisory Agreement will be mailed on or about October 25, 2000.